                                                                    Exhibit 10.7

                      FOURTH AMENDMENT TO CREDIT AGREEMENT

     THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Fourth Amendment") is entered into as of June 30, 2003, by and among Team America, Inc., an Ohio corporation formerly known as Team Mucho, Inc., ("Team"), Mucho.com, Inc., a Nevada corporation ("Mucho.com) and a wholly-owned subsidiary of Team (Team and Mucho.com are hereafter referred to individually, collectively and interchangeably as "Borrower" and "Borrowers"), The Provident Bank, an Ohio banking corporation ("Provident"), and The Huntington National Bank, a national banking association ("Huntington") (Provident and Huntington, together with their respective successors and assigns, are hereafter referred to individually as a "Lender" and collectively the "Lenders"). Provident is also executing this Fourth Amendment in its capacity as Agent for Lenders under the Credit Agreement hereinafter defined.

                                   BACKGROUND

     A. Borrowers, Provident as Agent and as Lender, and Huntington as Lender are parties to that certain Credit Agreement December 28, 2000, as amended by that certain First Amendment to Credit Agreement December 7, 2001, a certain letter agreement dated February 28, 2002, that certain Second Amendment to Credit Agreement dated March 27, 2002, that certain Omnibus Forbearance and Modification Agreement dated September 30, 2002, and that certain Third Amendment to Credit Agreement dated March 28, 2003 (collectively, the "Credit Agreement"). Capitalized terms used but not defined in this Fourth Amendment are defined in the Credit Agreement; provided that the documents evidencing the Loans, Letter of Credit Outstandings and Obligations referred to in the Credit Agreement, and all other agreements and documents executed in connection with, relating to or referenced therein, and amendments, modifications, extensions, renewals and extensions of any of the foregoing, are collectively referred to herein as the "Loan Documents."

     B. On or about June 12, 2003, Borrowers, Provident and Huntington executed certain agreements, term sheets and other documents in connection with the execution by Team with Vsource, Inc. of that certain Merger Agreement dated June 12, 2003, pursuant to which, among other things, the parties have agreed to amend the Credit Agreement as more fully set forth in this Fourth Amendment.

     NOW, THEREFORE, for One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Acknowledgments of Borrowers. Borrowers unconditionally acknowledge and agree, as of the date of this Fourth Amendment, that (a) they are, have been since the making of each and every Loan and continue to be, unconditionally and jointly and severally liable for each of the Loans, including the monetary obligations thereunder, (b) they are unconditionally and jointly and severally obligated to pay all the Loans, without set off, recoupment, defense, counterclaim or any other claim of any kind or nature whatsoever, and (c) no set off, recoupment, defense, counterclaim or other claim of any kind or nature whatsoever exists which relates to or could affect Borrowers' obligation to pay the Loans, Letter of Credit Outstandings or other Obligations and all such set offs, recoupments, defenses, counterclaims or other claims, whether known or unknown, matured or unmatured, fixed or contingent, are hereby waived and forever released by Borrowers.

     2. Representations and Warranties. As an inducement to Agent and Lenders to enter into this Fourth Amendment, Borrowers hereby represent and warrant to Agent and Lenders as follows:

     (a) This Fourth Amendment, the Credit Agreement and all other Loan Documents (collectively, the "Documents"), constitute legal, valid and binding obligations of each Borrower and each of its Subsidiaries which is party thereto and are enforceable against each Borrower and each of its Subsidiaries which is a party thereto in accordance with their respective terms.

     (b) Neither Borrower nor any Subsidiary of either Borrower has any defense, counterclaim or offset with respect to the Loans, the Letter of Credit Outstandings or the Documents.

     (c) Borrowers have the corporate power, and have been duly authorized by all requisite corporate action, to execute and deliver this Fourth Amendment and to perform their obligations under this Fourth Amendment and under the other Documents, all of which have been duly executed and delivered by Borrowers.

     (d) Borrowers' execution, delivery and performance of this Fourth Amendment do not and will not (i) violate any law, rule, regulation, agreement or court order to which Borrowers are subject, (ii) conflict with or result in a breach of any of Borrowers' Articles of Incorporation, By-laws or Code of Regulations, or any agreement or instrument to which either Borrower is a party or by which it or its properties are bound, or (iii) result in the creation or imposition of any Lien on any Property of either Borrower, whether now owned or hereafter acquired, other than Liens in favor of Lenders.

     (e) Lenders have and will continue to have a valid Lien in all Collateral, except as expressly set forth in this Fourth Amendment, and Borrowers expressly reaffirm all Liens granted to Lenders pursuant to the Documents.

     (f) All representations and warranties of Borrowers set forth in the Credit Agreement and the other Loan Documents are true and correct as of the date hereof (except to the extent they relate solely to an earlier date or time, which representations and warranties were true and correct on and as of the earlier date or time referred to therein and as otherwise set forth on Schedule I attached to and made part hereof), and there exists no Default or Event of Default as of the date hereof; provided, however, that with respect to the representations and warranties contained in Sections 5.5(a), 5.5(b) and 5.5(c), Borrowers reaffirm such representations and warranties as though the financials statements and SEC filings and reports referenced therein are with respect to the fiscal years ended December 28, 2002 and fiscal quarter ended March 28, 2003, as appropriate.

     3. Amendments to Credit Agreement. The Credit Agreement is amended as follows:

          (a) Promptly after execution of this Amendment and prior to the consummation of the Assignment and the Merger, the Existing Letters of Credit issued by Provident and participated in by Huntington under the Credit Agreement in favor of The Hartford Insurance Company and the Ohio Bureau of Workers Compensation shall be replaced by separate substitute letters of credit issued concurrently by each of Provident and Huntington for their respective pro rata shares of the liability under the Existing Letters of Credit (the "Substitute Letters of Credit"). Prior to or concurrently with the consummation of the Assignment and the Merger and at all times thereafter, Provident's Substitute Letters of Credit shall be 100% secured by a cash collateral account transferred to and owned by Provident free and clear of all Liens, shall be non-renewable, and shall expire no later than June 30, 2004. Team shall exercise best efforts to reduce the stated amounts of the Provident Substitute Letters of Credit below the Stated Amounts of the Existing Letters of Credit. Upon any draw of the Provident Substitute Letters of Credit, Provident shall have the right to immediately apply such cash collateral funds as shall be necessary to make Provident whole. Huntington's Substitute Letters of Credit shall be governed by a certain credit agreement to be executed concurrently with the consummation of the Merger which shall set forth the terms of all indebtedness owing by Borrowers to Huntington. At such time that Provident's Substitute Letter of Credit shall have either expired by its terms (and not have been renewed) or the beneficiary thereof gives Provident written direction to reduce the face amount of Provident's Substitute Letter of Credit or to cancel Provident's Substitute Letter of Credit, Provident shall return to Borrowers any remaining cash collateral funds held by it (in the case of cancellation or termination) or any excess cash collateral over the face amount of such Substitute Letter of Credit (in the case of a reduction).

          (b) Section 2.6(a) of the Credit Agreement shall be amended in its entirety to read as follows:

               "(a) Payments on the Term A Loan. Borrowers shall pay to Agent, for the account of Lenders in accordance with their respective Pro Rata Share of the Term A Loan, monthly in arrears on the first Business Day of each month, interest on the outstanding principal amount of the Term A Loan at the annual rate equal to the Interest Rate applicable thereto. Borrowers shall pay to Agent, and Borrowers hereby authorize Agent to charge the respective accounts of Borrowers maintained with Agent, beginning on July 1, 2003, and on the first Business Day of each calendar month thereafter, monthly installments of principal of One Hundred Thousand and 00/100 Dollars (or such lesser principal amount of the Term A Loan as shall then be outstanding), plus accrued and unpaid interest thereon at the Interest Rate applicable to the Term A Loan (for purposes of this Section 2.6(a), the "Term A Loan Payments"); provided that in any event the last installment of principal on the Term A Loan shall be due and payable on the Termination Date (if not earlier prepaid) and shall be in an amount sufficient to pay in full the entire unpaid principal amount of the Term A Loan. In the event Borrowers shall make a partial payment of principal due on the Premerger Payments, as defined below, Agent shall apply the partial principal payment, to the payment of such amount of principal of the Notes that is then due, in accordance with each Lender's Pro Rata share. To the extent Borrowers fail to timely make Huntington's Pro Rata Share of the principal of the July 1, 2003,

          August 1, 2003 and September 1, 2003 Term A Loan Payments ("Premerger Payments"), Huntington shall assess a separate forbearance fee in an amount equal to One Hundred Thousand and 00/100 Dollars for each and every such missed or late payment ("Restructure Forbearance Fee") which shall inure solely for the benefit of Huntington. Huntington's Pro Rata Share of the Term A Loan Payments shall be secured at all times by a cash collateral account transferred to and owned by Huntington free and clear of all Liens containing an amount equal to One Hundred Thousand and 00/100 Dollars ("Cash Deposit"). Such Cash Deposit shall at all times inure solely to the benefit of Huntington, provided, however that if the principal amount due on the Premerger Payments is less than $100,000, then Huntington shall refund to Borrowers the difference between $100,000 and the total principal due on the Premerger Payments. If Borrowers fail to make any or all of the principal payment due on a Premerger Payment, (i) Huntington is authorized and directed to deduct its Pro Rata Share of the principal amount for such missed or partial principal payment from the Cash Deposit without assessing a Restructure Forbearance Fee, and (ii) Provident agrees to forebear on the declaration of an Event of Default and the exercise of remedies in respect thereof, unless either Huntington seeks to commence the exercise of remedies or the Merger has not occurred on or prior to September 30, 2003, or the transactions contemplated by letter agreement between VSource, Inc. and Provident dated June 12, 2003, regarding the sale of Provident's interests in the Loans has not occurred in accordance with the terms contemplated thereby."

           (c) Section 2.7(b)(i) of the Credit Agreement is hereby amended in its entirety to read as follows:

               "(i) No Default. If the Notes have not been accelerated pursuant to Section 9.2 and if no Default or Event of Default hereunder or under the Notes or any of the other Loan Documents shall have occurred and be continuing at the time Agent receives such funds, in the following manner: (a) first, to the payment of all fees, charges, and other sums (with exception of principal and interest) due and payable to Agent or Lenders under the Notes, this Agreement or the other Loan Documents at such time; (b) second, to the payment of all of the interest which shall be due and payable on the principal of the Notes at the time of such payment in accordance with each Lender's Pro Rata Share; (c) third, to the payment of such amount of principal of the Notes that is then due in accordance with each Lender's Pro Rata Share; (d) fourth, to the payment of the Restructure Forbearance Fee to Huntington, and (e) fifth, to Borrowers."

     4. Cross Default. Borrowers acknowledge and agree that any default or event of default under this Fourth Amendment constitutes and shall constitute an Event of Default under the Credit Agreement and each of the other Loan Documents.

     5. Release of Claims. As part of the consideration for this Fourth Amendment, each Borrower hereby (a) releases, remises, acquits and forever discharges Agent and Lenders and their employees, officers, directors, fiduciaries, agents, accountants, attorneys and parent companies, and all direct and indirect subsidiaries and affiliates of such parent companies and all employees, officers, directors, fiduciaries, agents, accountants and attorneys of such parent companies, subsidiaries and affiliates, and the heirs, executors, administrators, successors and assigns of all of the foregoing, jointly and severally (collectively, the "Lender Parties"), of and from the following (collectively, the "Claims"): any and all actions, causes of action, suits, claims, demands, debts, accounts, obligations, defenses, offsets, counterclaims, damages, judgments, executions and liabilities of any kind or character whatsoever, known or unknown, suspected or unsuspected, in contract or in tort, in law or in equity, including, without limitation, fraud, duress, mistake, usury, tortious interference, negligence, and other matters of any kind whatsoever, that the Borrower has, may have or may in the future have against any one or more of the Lender Parties arising out of, for or by reason of or resulting from or in any way relating to, in whole or in part, directly or indirectly, any past or present act, omission, matter, cause or thing whatsoever through the date of this Fourth Amendment, including, without limitation, this Fourth Amendment, the Loan Documents, any other document, matter or thing relating thereto or to any other past or present financing, credit enhancement, depository or other banking transactions between Agent and Lenders and the Borrowers; (b) agrees not to commence, aid, cause, permit, join in, prosecute or participate in any suit or other proceeding in a position adverse to any of the Lender Parties, which suit or proceeding arises from or relates to, in whole or in part, any of the Claims; and (c) acknowledges that nothing contained herein is to be construed as an admission that any Claims exist or as an admission of liability of any of the Lender Parties. Borrowers acknowledge that the release in this Section 5 is intended to be in full satisfaction of all or any alleged injuries or damages arising in connection with the Claims. This Section 5 is intended to be broad and encompassing in order to release any claims that Borrowers may have and shall be interpreted in such manner. Notwithstanding anything to the contrary, the foregoing shall not apply to any claims arising from the gross negligence or willful misconduct of any of the Lender Parties.

     6. Governing Law. This Agreement has been made in the State of Ohio and shall be interpreted in accordance with the laws of the State of Ohio.

     7. Jury Trial Waiver. BORROWERS AND LENDERS AGREE THAT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY SUIT, ACTION OR PROCEEDING, WHETHER CLAIM OR COUNTERCLAIM, BROUGHT BY LENDERS OR BORROWERS, ON OR WITH RESPECT TO THIS AGREEMENT OR THE LOAN DOCUMENTS OR ANY OTHER DOCUMENTS RELATING TO THE LOANS OR THE DEALINGS OF THE PARTIES WITH RESPECT HERETO OR THERETO, SHALL BE TRIED ONLY BY A COURT AND NOT BY A JURY. LENDERS AND BORROWERS EACH HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND INTELLIGENTLY, AND WITH THE ADVICE OF THEIR RESPECTIVE COUNSEL, WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION OR PROCEEDING. BORROWERS ACKNOWLEDGE AND AGREE THAT THIS SECTION IS A SPECIFIC AND MATERIAL ASPECT OF THIS AGREEMENT AND THAT LENDERS WOULD NOT ENTER INTO THIS AGREEMENT IF THE WAIVER SET FORTH IN THIS SECTION WAS NOT A PART OF THIS AGREEMENT.

     8. Indemnification. Without limiting any provision of this Fourth Amendment, the Credit Agreement or any other Loan Document, Borrowers agree to indemnify, defend (by counsel reasonably acceptable to Lenders) and hold Lenders harmless from and against any and all liabilities, claims, demands, losses, damages, costs and expenses (including, without limitation, reasonable attorneys' fees), actions or causes of actions, arising out of or relating to any breach of any covenant or agreement by Borrowers, or the incorrectness or inaccuracy of any representation or warranty of Borrowers, contained in this Fourth Amendment, the Credit Agreement or any other Loan Document.

  9.  Miscellaneous.

     (a) Effect and Construction of Agreement. Except as expressly provided herein, the Credit Agreement and Loan Documents shall remain in full force and effect in accordance with their respective terms. Further, this Fourth Amendment shall not additionally be construed to:



         (i) impair the validity, perfection or priority of any lien or security interest securing the Loans;

        (ii) waive or impair any rights, powers or remedies of Lenders under, or constitute a waiver of, any provision of the Documents; or

       (iii) constitute an agreement by Lenders or require the Lenders to extend the Maturity Date or any expiration date of a Letter of Credit, grant any extension or renewal or extend the time for payment of any of the Loans or Letter of Credit Drawings.

     (b) Conflicts. In the event of any express conflict between the terms of this Fourth Amendment and any of the other Documents, this Fourth Amendment shall govern.

     (c) Presumptions. Each Borrower acknowledges that it has consulted with and been advised by its counsel and such other experts and advisors as it has deemed necessary in connection with the negotiation, execution and delivery of this Fourth Amendment, and has participated in the drafting hereof. Therefore, this Fourth Amendment shall be construed without regard to any presumption or rule requiring that it be construed against any one party causing this Fourth Amendment or any part hereof to be drafted.

     (d) Expenses. Borrowers acknowledge their obligation to pay reasonable costs, fees and expenses of Lenders (including the costs, fees and expenses of Lenders' counsel) incurred by Lenders in connection with the negotiation, preparation, administration and enforcement of this Fourth Amendment and the other Documents. Failure to insist on payment of these costs and expenses at this time shall not constitute a waiver or release of the obligation.

     (e) Entire Agreement. This Agreement sets forth the entire agreement among the parties hereto with respect to the subject matters set forth herein. Borrowers have not relied on any agreements, representations, or warranties of any Lender or its representatives, except as specifically set forth herein. Any promises, representations, warranties or guarantees not herein contained and hereinafter made shall have no force and effect unless in writing, and signed by each of the parties hereto. Borrowers acknowledge that they are not relying upon oral representations or statements in entering into this Fourth Amendment.

     (f) Time Periods and Dates. Time is of the essence as to all time periods and dates for Borrowers' performance required to this Fourth Amendment.

     (g) Counterparts. This Agreement may be executed in any number of counterparts and by different parties to this Fourth Amendment on separate counterparts, each of which, when so executed, shall be deemed an original, but such counterparts shall constitute one and the same agreement. Any signature delivered by a party by a facsimile transmission shall be deemed to be an original signature hereto.

     (h) No Waiver. The failure or delay of Lenders in enforcing any right or obligation or any provision of this Fourth Amendment in any instance shall not constitute a waiver thereof in that or any other instance. Lenders may only waive such right, obligation or provision by an instrument in writing signed by them.

     (i) Remedies. The rights and remedies provided in this Fourth Amendment are cumulative and not exclusive of any other rights or remedies provided in the Documents, by law or by any other agreement. The exercise by Lenders of any right or remedy will not preclude Lenders from exercising any other right or remedy. Lenders may pursue its rights and remedies in such order as they determine.

     (j) Survival. All indemnities, waivers, and releases by Borrowers contained herein and in the other Documents shall survive payment in full of the obligations.

     (k) Amendments in Writing. No amendment, modification, rescission, waiver or release of any provision of this Fourth Amendment shall be effective unless the same shall be in writing and signed by the parties hereto.

                      [Signatures follow on the next page.]

         IN WITNESS WHEREOF, this Fourth Amendment has been duly executed as of the day and year first written above.

                                       TEAM AMERICA, INC.

                                       By: /s/ S. CASH NICKERSON
                                          _____________________________________

                                       Name: S. CASH NICKERSON
                                            ___________________________________

                                       Title: CHIEF EXECUTIVE OFFICER
                                             __________________________________


                                       MUCHO.COM, INC.

                                       By: /s/ S. CASH NICKERSON
                                          _____________________________________

                                       Name:  S. CASH NICKERSON
                                            ___________________________________

                                       Title: CHIEF EXECUTIVE OFFICER
                                             __________________________________


                                       THE PROVIDENT BANK, as Agent and a Lender

                                       By: /S/ DOUGLAS J. KOO
                                          _____________________________________

                                       Name: DOUGLAS J. KOO
                                            ___________________________________

                                       Title: VICE PRESIDENT
                                             __________________________________


                                       THE HUNTINGTON BANK, as a Lender

                                       By: /S/ MICHAEL R. CROSS
                                          _____________________________________

                                       Name: MICHAEL R. CROSS
                                            ___________________________________

                                       Title: SENIOR VICE PRESIDENT
                                             __________________________________